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[logo] M F S(R)
INVESTMENT MANAGEMENT

                         MFS(R) MUNICIPAL
                         INCOME FUND
                         ANNUAL REPORT o MARCH 31, 2002

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         YOU CAN RECEIVE THIS REPORT VIA E-MAIL see page 46 for details
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Results of Shareholder Meeting ............................................ 13
Portfolio of Investments .................................................. 15
Financial Statements ...................................................... 31
Notes to Financial Statements ............................................. 37
Independent Auditors' Report .............................................. 44
Trustees and Officers ..................................................... 47

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

   o information we receive from you on applications or other forms

   o information about your transactions with us, our affiliates, or others, and

   o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
   MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
       NOT A DEPOSIT         NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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LETTER FROM THE CHAIRMAN

[Photo of Jeffery L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The markets this year have presented a mixed picture for investors, with bond markets showing modest advances and many equity indices giving up most of their gains since last September and October. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

   o Is the recession genuinely over?

   o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. A recent statement by IBM's chief financial officer, explaining why first-quarter earnings would miss analysts' expectations, summarized the wait-and-see attitude we are seeing in much of corporate America: "Many of our customers chose to reduce or defer capital spending decisions until they see a sustained improvement in their business."(1)

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. On the other hand, a look at long-term history might have prepared an investor for realistic returns. For example, as of March 31, 2002, the 3-, 5-, 10-, and 20-year average annual returns for the Standard & Poor's 500 Stock Index, a commonly used measure of the broad stock market, were -2.54%, 10.17%, 13.25%, and 15.69%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marks the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

April 15, 2002

(1)Source: The Wall Street Journal Online, April 8, 2002.

(2)Source: Lipper Inc.

(3)For the two-year period ended March 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 8.88%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 2.31%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.08%. Source: Lipper Inc.

   The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended March 31, 2002, Class A shares of the fund provided a total return of 2.78%, Class B shares 2.00%, and Class C shares 2.00%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 3.81% return over the same period for the fund's benchmark, the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of approximately 40,000 investment-grade bonds. It is not possible to invest in an index. During the same period, the average general municipal debt fund tracked by Lipper Inc. returned 2.75%. Lipper Inc. is an independent firm that reports mutual fund performance.

Q. COULD YOU DESCRIBE THE INTEREST RATE ENVIRONMENT OVER THE PERIOD?

A. The environment over the twelve months was a challenging one for investors in fixed income securities, including municipal bonds. Interest rates on all maturities experienced wide variations and the shape of the yield curve changed dramatically over the period. Overall, yields on securities with maturities less than 4 years were modestly lower, while yields on longer maturities rose slightly. However, these small changes belie the actual volatility experienced during this time.

   During the first half of the period, interest rates on all maturities generally moved lower as the downturn in economic activity, which started in the fourth quarter of 2000, persisted throughout the summer of 2001 and into the fall. The events of September 11 heightened concern that the recession would deepen. In response, the Federal Reserve Board (the Fed) continued to aggressively lower the federal funds rate in an effort to stimulate the economy. Fiscal policy also eased dramatically in support of the Fed's efforts at spurring growth; lower tax rates and tax refunds helped consumer spending to remain relatively strong throughout the period.

   As the fourth quarter of 2001 unfolded, economic data portrayed an economy that was rebounding from the slowdown, much to the surprise of most market participants, who we think expected a longer period of weak growth. As early signs of an economic recovery emerged, bond investors turned their attention to determining the strength and sustainability of any recovery and the potential for higher inflation.

   In response to this up-tick in growth, the Fed left interest rates unchanged at both its January and March meetings and, even more importantly, changed its outlook from an easing bias to a neutral bias. The combination of a nascent economic rebound and a shift in Fed policy caused long-term rates to rise through the end of the period. For the 12 months as a whole, long-term rates fell in the first half of the period and rose in the second half.

   We think this type of volatile interest rate environment supports our belief that attempting to forecast interest rate changes -- and using those forecasts to try to improve a fund's performance -- is a very risky long-term strategy. For this reason we have tended to keep the fund's duration roughly neutral to that of its peers. (Duration is a measure of a fund's sensitivity to changes in interest rates.)

Q. WHAT DROVE PERFORMANCE?

A. Looking at factors that affected performance, we believe the two main areas in which our investment process added value were positioning on the yield curve and security selection. (A yield curve for bonds shows the relationship between interest rate, or yield, and time remaining to maturity; under normal circumstances, bonds with longer maturities pay higher interest rates but are also more sensitive to changes in interest rates.) We've said in previous reports that we believe the 15- to 20-year area of the yield curve is the "sweet spot," the optimal area of the curve. Over the long term, our research has shown that 15- to 20-year bonds have historically tended to deliver nearly as much yield as longer-term bonds -- but with less interest rate volatility.

   Over the period, that was indeed the case. Although 15- to 20-year bonds lost some value because long-term rates rose, they did not lose as much value as 20- to 30-year bonds. So within our competitive universe, our overweighting in the 15- to 20-year area of the yield curve helped relative performance over the period.

Q. WHAT ABOUT SECURITY SELECTION? HOW DID THAT AFFECT PERFORMANCE?

A. We like to think that the quality of our security selection is what differentiates us from our peers -- in terms of both finding areas that may outperform and avoiding mistakes. We feel that was demonstrated over the period by our health care holdings.

   In previous reports we've written about our overweight position in health care, a sector that was out of favor but that we felt had strong potential. Over the period, we saw that potential bear fruit as credit quality improved in the sector as a whole, and health care outperformed most other sectors. Our research indicated investors were still being paid more interest to own health care bonds than comparable bonds in most other sectors, so we think we may be in the middle stages of a positive long-term story for our health care investments.

Q. THE RECESSION SEEMED TO HIT STATE BUDGETS ESPECIALLY HARD, WITH A NUMBER OF STATES GOING FROM BUDGET SURPLUSES TO BUDGET DEFICITS. HOW HAS THAT AFFECTED THE FUND?

A. We've seen credit quality in general decrease at the state level, but so far the effect on the municipal market has been minimal. Bonds such as state and municipal general obligation bonds are backed by tax revenues, so the big question, in our view, is how long those revenues will take to recover. Our experience in previous downturns has been that tax revenues have not bounced back as quickly as the general economy, so we think states will have to dip fairly deeply into their rainy day funds to balance their budgets. Our analysts have been looking carefully at our tax-backed holdings for potential problems.

   One way we've responded to the situation was to favor insured bonds for some of our new purchases. These bonds have insurance to cover the timely payment of principal and interest, in case the issuer gets into trouble. In return for this increased safety, however, these bonds pay a slightly lower interest rate.

Q. THE FED SEEMS TO HAVE SIGNALED THAT ITS NEXT INTEREST RATE MOVE WILL BE AN INCREASE, ALTHOUGH THAT MAY NOT HAPPEN FOR SEVERAL MONTHS. WOULDN'T ANY RATE INCREASE BE BAD FOR BOND INVESTORS?

A. We think that may not be the case. Since the market now expects the Fed to raise rates, we feel the market has already priced in the impact of a rate increase on long-term bond prices over the next several months.

   We believe the environment may still be good for bonds, especially in the 15- to 20-year area of the yield curve. As opposed to this past period, when shorter was better, we think any Fed rate increases could be worse for shorter maturity bonds, where we have been underweighted.

   Looking at the long end of the curve, we would argue that low inflation may allow interest rates to remain relatively stable. In fact, looking at recessions over the past 30 to 40 years, our research indicates that inflation rates generally declined in the first year coming out of a recession, and we think that could be the case again. So in the near term, our expectation is that the yield curve may flatten as short-term rates rise and long-term rates remain rather stable. In that environment, we think finding attractive bonds in sectors that may potentially outperform may be the best way for us to add value for investors.

      /s/ Michael L. Dawson            /s/ Geoffrey L. Schechter

          Michael L. Dawson                Geoffrey L. Schechter
          Portfolio Manager                Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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PORTFOLIO MANAGERS' PROFILES
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MICHAEL L. DAWSON IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R))
AND A PORTFOLIO MANAGER OF ALL STATE MUNICIPAL BOND FUNDS. HE ALSO MANAGES OTHER NATIONAL MUNICIPAL BOND PORTFOLIOS FOR MFS. MICHAEL JOINED MFS IN 1998. HE WAS NAMED ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER IN 1999 AND VICE PRESIDENT IN 2001. PRIOR TO JOINING MFS, MICHAEL WORKED IN INSTITUTIONAL SALES -- FIXED INCOME FOR FIDELITY CAPITAL MARKETS AND GOLDMAN SACHS. PRIOR TO THAT, HE WAS A RESEARCH ANALYST IN THE MUNICIPAL BOND GROUP AT FRANKLIN TEMPLETON. HE IS A GRADUATE OF SANTA CLARA UNIVERSITY AND RECEIVED AN M.B.A. DEGREE FROM BABSON COLLEGE IN 1999. HE IS A MEMBER OF THE BOSTON MUNICIPAL ANALYSTS FORUM AND THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS.

GEOFFREY L. SCHECHTER, CFA, CPA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF OUR MUNICIPAL BOND FUNDS. HE ALSO MANAGES SEVERAL OTHER STATE MUNICIPAL BOND PORTFOLIOS FOR MFS. HE JOINED MFS AS INVESTMENT OFFICER IN 1993 AFTER WORKING AS A MUNICIPAL CREDIT ANALYST WITH A MAJOR INSURANCE COMPANY. HE WAS NAMED PORTFOLIO MANAGER IN 1993, ASSISTANT VICE PRESIDENT IN 1994, AND VICE PRESIDENT IN 1995. GEOFF IS A GRADUATE OF THE UNIVERSITY OF TEXAS AND HAS AN M.B.A. DEGREE FROM BOSTON UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) AND CERTIFIED PUBLIC ACCOUNTANT (CPA) DESIGNATIONS.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:               SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM
                         FEDERAL INCOME TAXES AS IS CONSISTENT WITH PRUDENT INVESTING AND PROTECTION OF SHAREHOLDERS' CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   DECEMBER 29, 1986

CLASS INCEPTION:         CLASS A  SEPTEMBER 7, 1993
                         CLASS B  DECEMBER 29, 1986
                         CLASS C  JANUARY 3, 1994

SIZE:                    $374.5 MILLION NET ASSETS AS OF MARCH 31, 2002



PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include any applicable contingent deferred sales charges and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended March 31, 2002)

               MFS Municipal           Lehman Brothers
                 Income Fund               Municipal
                  - Class B               Bond Index
-------------------------------------------------------
3/92               $10,000                 $10,000
3/94                11,361                  11,513
3/96                12,668                  13,406
3/98                14,516                  15,651
3/00                14,865                  16,608
3/02                16,412                  19,124

TOTAL RATES OF RETURN THROUGH MARCH 31, 2002

CLASS A
                                      1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                       + 2.78%    +10.80%    +30.40%     +76.06%
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Average Annual Total Return
  Excluding Sales Charge             + 2.78%    + 3.48%    + 5.39%     + 5.82%
-------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge             - 2.11%    + 1.81%    + 4.37%     + 5.31%
-------------------------------------------------------------------------------

CLASS B
                                      1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                       + 2.00%    + 8.32%    +25.23%     +64.12%
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Average Annual Total Return
  Excluding Sales Charge             + 2.00%    + 2.70%    + 4.60%     + 5.08%
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Average Annual Total Return
  Including Sales Charge             - 1.90%    + 1.81%    + 4.27%     + 5.08%
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CLASS C
                                      1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                       + 2.00%    + 8.31%    +25.20%     +64.49%
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Average Annual Total Return
  Excluding Sales Charge             + 2.00%    + 2.70%    + 4.60%     + 5.10%
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Average Annual Total Return
  Including Sales Charge             + 1.02%    + 2.70%    + 4.60%     + 5.10%
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COMPARATIVE INDICES(+)
                                      1 Year    3 Years    5 Years    10 Years
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Average general municipal debt
  fund+                              + 2.75%    + 3.33%    + 5.04%     + 5.94%
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Lehman Brothers Municipal Bond
  Index#                             + 3.81%    + 4.79%    + 6.23%     + 6.70%
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 (+) Average annual rates of return.
   + Source: Lipper Inc.
   # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

The Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months.

Class A and C share performance include the performance of the fund's Class B shares for periods prior to their inception (blended performance). Class A blended performance has been adjusted to take into account the initial sales charge applicable to Class A shares rather than the CDSC applicable to Class B shares. Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. These blended performance figures have not been adjusted to take into account the differences in class-specific operating expenses. Because operating expenses for Class A shares are lower than those of Class B shares, the blended Class A share performance is lower than it would have been had Class A shares been offered for the entire period. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Portfolio concentration percentages reflect sensitivity to asset class price changes. Negative exposures have been offset against the expected settlement position.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MARCH 31, 2002

QUALITY RATINGS

"AAA"                    43.4%
"AA"                     15.5%
"A"                       7.8%
"BBB"                    15.4%
"BB"                      3.0%
"B"                       0.8%
"CCC"                     0.2%
"CC"                      0.1%
"D"                       0.1%
Not Rated                11.8%
Other                     1.9%

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of MFS Municipal Income Fund, which was held on November 7, 2001, the following actions were taken:

ITEM 1.  Trustees of the Trust were elected as follows:

                                                        NUMBER OF SHARES
                                                   ---------------------------
                                                                      WITHHOLD
NOMINEE                                                       FOR    AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                                  24,858,015.501  640,573.857
John W. Ballen                                     24,863,354.714  635,234.644
Lawrence H. Cohn                                   24,928,238.077  570,351.281
J. David Gibbons                                   24,914,013.182  584,576.176
William R. Gutow                                   24,929,110.573  569,478.785
J. Atwood Ives                                     24,930,582.981  568,006.377
Abby M. O'Neill                                    24,927,463.628  571,125.730
Lawrence T. Perera                                 24,929,382.232  569,207.126
William J. Poorvu                                  24,930,582.981  568,006.377
Arnold D. Scott                                    24,867,935.313  630,654.045
J. Dale Sherratt                                   24,930,582.981  568,006.377
Elaine R. Smith                                    24,924,458.284  574,131.074
Ward Smith                                         24,927,537.583  571,051.775

ITEM 2. The authorization of the trustees to adopt an Amended and Restated Declaration of Trust.

                                                  NUMBER OF SHARES
------------------------------------------------------------------------------
Affirmative                                         19,688,269.380
Against                                                726,012.184
Abstain                                                761,546.794
Broker Non-votes                                     4,322,761.000

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
Affirmative                                         19,382,799.460
Against                                                825,348.813
Abstain                                                967,680.085
Broker Non-votes                                     4,322,761.000

RESULTS OF SHAREHOLDER MEETING (Unaudited) -- continued

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
Affirmative                                         23,714,612.035
Against                                                695,815.199
Abstain                                              1,088,162.124

ITEM 5. The approval of a new investment management fee.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
Affirmative                                         18,314,962.624
Against                                              1,726,847.148
Abstain                                              1,134,018.586
Broker Non-votes                                     4,322,761.000

ITEM 6. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending March 31, 2002.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
Affirmative                                         24,588,367.995
Against                                                266,862.421
Abstain                                                643,358.942

PORTFOLIO OF INVESTMENTS -- March 31, 2002

Municipal Bonds - 96.8%
-------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
ISSUER                                              (000 OMITTED)         VALUE
-------------------------------------------------------------------------------
Airport and Port Revenue - 2.2%
  Chicago, IL (O'Hare International Airport), AMBAC,
    5.5s, 2019                                            $   350  $    351,015
  Connecticut Airport Rev. (Bradley International
    Airport), FGIC, 7.65s, 2012                               305       338,376
  Connecticut Airport Rev. (Bradley International
    Airport), FGIC, 7.65s, 2012                               695       760,011
  Los Angeles, CA, Regional Airport Lease, "C", 7s, 2012      300       290,037
  Louisville & Jeff County, KY, Regional Airport
    Authority, "A", MBIA, 6.5s, 2017                        3,000     3,257,790
  Massachusetts Port Authority Rev., 5.75s, 2010            1,425     1,497,532
  Massachusetts Port Authority Rev., "B", FSA, 4.35s,
    2004                                                      690       702,372
  Oklahoma City, OK, Airport Trust, "B", FSA, 5.75s, 2017   1,080     1,104,062
                                                                   ------------
                                                                   $  8,301,195
-------------------------------------------------------------------------------
General Obligation - General Purpose - 4.3%
  Chicago, IL, Lakefront Millennium Parking Facilities,
    MBIA, 5s, 2018                                        $ 4,000  $  3,901,000
  Commonwealth of Massachusetts, 5.875s, 2017(+++)          3,205     3,554,313
  Cranston, RI, FGIC, 6.375s, 2014                            200       219,954
  Houston County, AL, AMBAC, 6.25s, 2019                      850       935,688
  Indianapolis, IN, Public Improvement Bond Bank, "C",
    AMBAC, 6s, 2017                                           500       536,520
  New Orleans, LA, AMBAC, 0s, 2015                          3,000     1,481,790
  San Antonio, TX, 5s, 2020                                   700       674,261
  Shelby County, TN, 0s, 2013                               3,000     1,692,030
  Southlake, TX, AMBAC, 0s, 2022                            3,185       905,910
  Southlake, TX, AMBAC, 0s, 2023                            3,150       836,199
  Wisconsin State, "C", 6s, 2019                            1,200     1,267,584
                                                                   ------------
                                                                   $ 16,005,249
-------------------------------------------------------------------------------
General Obligations - Improvement - 2.8%
  Birmingham, AL, 5.75s, 2017                             $ 1,000  $  1,053,280
  Mesa, AZ, FGIC, 5s, 2018                                  3,625     3,608,216
  New York, NY, "J", MBIA, 5s, 2017                         2,000     1,972,340
  Worcester, MA, FSA, 6s, 2017                              3,475     3,785,526
                                                                   ------------
                                                                   $ 10,419,362
-------------------------------------------------------------------------------
General Obligations - Schools - 9.4%
  Bay Village, OH, City School District, School
    Improvement, 5.25s, 2016                              $   500  $    508,040
  California Statewide Communities (Escondido Charter
    High School), 7.5s, 2036                                  500       489,020
  Chicago, IL, Board of Education, AMBAC, 0s, 2015          1,500       729,270
  Detroit, MI, City School District, "B", FGIC, 5s, 2021 2,000 1,928,260 Dudley-Charlton, MA, Regional School District, RITES,
    FGIC, 8.863s, 2017(++)+                                 1,495     1,605,540
  Florida State Board of Education Capital Outlay, Public
    Education, "A", 5s, 2019                                1,000       980,610
  Forsyth County, GA, School District, 6s, 2015               400       440,700
  Fresno, CA, Unified School District, MBIA, 6.55s, 2020    1,225     1,393,266
  Garnet Valley, PA, School District, FGIC, 5.5s, 2015        880       923,067
  Goose Creek, TX, Consolidate School District, 5s, 2020 2,500 2,400,825 Houston, TX, Independent School District, RITES, PSF,
    8.705s, 2017(++)+                                       2,325     2,340,159
  Indian Hill, OH, Exempted Village School, School
    Improvement, 5.5s, 2017                                   830       858,461
  Keller, TX, Independent School District, Prerefunded,
    PSF, 6s, 2017                                           1,755     1,953,561
  Keller, TX, Independent School District, Unrefunded
    Balance, PSF, 6s, 2017                                    225       242,005
  Leander, TX, PSF, 0s, 2018                                2,500       926,425
  Manistee, MI, Area Public Schools, FGIC, 5.75s, 2019        700       763,126
  Marshall, MI, Public School District, 5.5s, 2018            500       513,375
  Mason, OH, City School District, 5.375s, 2016             1,250     1,283,912
  Michigan Municipal Bond Authority Rev., 7.625s, 2021        400       410,268
  Michigan Municipal Bond Authority Rev., 8s, 2031            300       317,457
  Phenix City, AL, AMBAC, 5.65s, 2021                       1,500     1,562,385
  Philadelphia, PA, School District, MBIA, 6s, 2016           750       816,443
  Pierre, SD, School District, FSA, 5.7s, 2017              1,000     1,047,960
  Pima County, AZ, Industrial Development Authority,
    6.75s, 2031                                               500       486,240
  Richland-Beanblossom, IN, FGIC, 5.5s, 2014                  390       410,635
  Roma, TX, Independent School District, PSF,
    5.875s, 2020                                            1,705     1,787,096
  Walled Lake, MI, Consolidate School District,
    Refunding,
    5.125s, 2021                                            1,250     1,228,213
  Warren Township, IN (Vision 2005 School Building
    Corp.), FGIC, 5.5s, 2020                                2,600     2,654,652
  Williamson County, TN, Rural School, 6.125s, 2016         1,665     1,858,590
  Williamson County, TN, Rural School, 6.125s, 2017         1,765     1,970,216
  Willis, TX, Independent School District, Refunding,
    5.75s, 2018                                               305       328,058
                                                                   ------------
                                                                   $ 35,157,835
-------------------------------------------------------------------------------
Health Care Revenue - Hospitals - 14.5%
  Allegheny County, PA, Hospital Development Authority
    Rev., 9.25s, 2022                                     $   350  $    371,038
  Allegheny County, PA, Hospital Development Authority
    Rev., 9.25s, 2030                                         300       318,033
  Baldwin County, AL, Revenue Bonds, 5.75s, 2027              600       524,562
  Baxter County, AR, Hospital Rev., 5.375s, 2014            1,000       960,210
  Bell County, TX, Health Facilities Development Corp.
    (Kings Daughters Hospital), 9.25s, 2008                 1,105     1,114,846
  Brookhaven, NY, Industrial Development Agency (Memorial
    Hospital, Inc.), "A", 8.125s, 2020                        300       312,933
  Chemung County, NY, Industrial Development Agency,
    Civic Facilities Rev. (St. Joseph's Hospital-Elmira),
    6s, 2013                                                  850       800,224
  Colorado Health Facilities Authority Rev., Refunding &
    Improvement Hospital (Parkview Health System),
    6s, 2016                                                1,000     1,008,460
  Colorado Health Facilities Authority Rev. (Portercare
    Adventist Health), 6.625s, 2026                           500       523,375
  Cullman, AL (Cullman Regional Medical Center),
    6.5s, 2013                                                420       421,260
  Cuyahoga County, OH, Hospital Facilities (Canton,
    Inc.),  7.5s, 2030                                        900       966,834
  Denver, CO, Health & Hospital Authority Rev., 5.375s,
    2018                                                      300       274,260
  Denver, CO, Health & Hospital Authority Rev., 6s, 2023      500       490,375
  District of Columbia, Health & Hospital Authority Rev.
    (Medstar University Hospital), "D", 6.875s, 2031          700       738,493
  Fulton County, NY, Industrial Development Agency
    (Nathan Littauer Hospital), 5.75s, 2009                   250       237,418
  Gainsville & Hall County, GA (Northeast Georgia Health
    Systems, Inc.), 5.5s, 2031                                445       417,472
  Gulfport, MS, Hospital Facility Rev. (Memorial
    Hospital), 5.75s, 2031                                    500       477,580
  Henrico County, VA, Industrial Development Authority
    Rev. (Bon Secours), FSA, 10.256s, 2027(++)              5,000     5,835,550
  Highlands County, FL (Adventist Health), 6s, 2031           350       349,387
  Illinois Health Facilities Authority Rev. (Condell
    Medical Center), 6.35s, 2015                            1,000     1,011,210
  Illinois Health Facilities Authority Rev. (Decatur
    Memorial Hospital), 5.75s, 2024                           350       340,928
  Illinois Health Facilities Authority Rev. (Passavant
    Memorial Area Hospital Associates), 6s, 2024              335       326,886
  Indiana Health Facilities Financing Authority, Hospital
    Rev. (Riverview Hospital), 5.25s, 2014                    400       365,848
  Indiana Health Facility Hospital Rev., 6.375s, 2021       1,700     1,639,735
  Indiana Health Facility Hospital Rev. (Riverview
    Hospital), 6.125s, 2031                                   250       238,078
  Jefferson County, KY, Hospital Rev., MBIA,
    11.27s, 2014(++)                                        1,500     1,613,420
  Kentucky Economic Development Finance Authority,
    Refunding & Improvement, "A", MBIA, 5s, 2018            2,400     2,349,000
  Kentucky Economic Development Finance Authority (Norton
    Healthcare, Inc.), 6.5s, 2020                           1,250     1,251,250
  Knox County, TN, Health Educational Hospital Facility
    (Baptist Health Systems East Tennessee), 6.375s, 2022   1,000       979,190
  Lauderdale County & Florence, AL, Coffee Health Group,
    "A", MBIA, 5.25s, 2019                                  1,100     1,094,830
  Lauderdale County & Florence, AL, Coffee Health Group,
    "A", MBIA, 5.25s, 2024                                  1,085     1,073,716
  Lufkin, TX, Health Facilities Development Corp.
    (Memorial Health System of East Texas), 6.875s, 2026      335       311,021
  Marion County, FL, Hospital District Rev. (Munroe
    Hospital), 5.625s, 2019                                   750       737,865
  Maryland Health & Higher Educational Facilities
    (University of Maryland Medical System), 6.75s, 2030 1,000 1,056,550 Massachusetts Health & Educational Facilities Authority
    Rev. (Caritas Christi), "B", 6.5s, 2012                   400       416,584
  Massachusetts Health & Educational Facilities Authority
    Rev. (Caritas Christi), 5.7s, 2015                      1,000       951,640
  Massachusetts Health & Educational Facilities Authority
    Rev. (Partners Healthcare), 5.75s, 2021                   400       401,420
  Mecosta County, MI, General Hospital Rev., 6s, 2018         300       272,121
  Miami Beach, FL, Health Facilities (Mount Sinai Medical
    Center), 5.5s, 2035                                       300       275,313
  Mississippi Hospital Equipment & Facilities Authority
    Rev. (Rush Medical Foundation), Connie Lee, 6.7s,
    2018                                                    1,000     1,022,400
  Nassau County, NY, Industrial Development Agency (North
    Shore Health System), 5.875s, 2011                        500       492,785
  New Hampshire Health & Educational Facilities, 6.5s,
    2017                                                    1,000     1,017,130
  New Hampshire Health & Educational Facilities, 6s, 2024     500       496,915
  New Jersey Health Care Facilities, Palisades Medical
    Center, New York Healthcare, 6.5s, 2021                   500       495,065
  Ohio County, WV, County Commission Health System (Ohio
    Valley Medical Center), 5.75s, 2013                       900       792,540
  Oklahoma Development Finance Authority Rev. (Comache
    Count Hospital), "B", 6s, 2014                            600       572,634
  Palm Beach County, FL, Health Facilities Rev.,
    Refunding Hospital Corp. Obilgation Group, 5.5s, 2021     500       471,170
  Richardson, TX, Hospital Authority Rev. (Baylor-
    Richardson), 5.25s, 2013                                  600       561,336
  Rio Grande, TX, Health Facilities Development Corp.
    (Golden Palms), MBIA, 6.4s, 2015                        2,800     2,888,704
  Royston, GA, Hospital Authority Rev. (Ty Cobb
    Healthcare Systems, Inc.), 6.5s, 2027                     290       261,731
  Shelby County, TN, Health Educational Hospital,
    Methodist Healthcare, 6s, 2016                            800       779,872
  State of Michigan Hospital Finance Authority Rev.
    (Memorial Healthcare Center), 5.75s, 2015                 800       752,288
  Steubenville, OH, Hospital Rev., 6.375s, 2020               300       305,451
  Stillwater, OK, Medical Center Authority (Stillwater
    Medical Center), 6.5s, 2019                             1,000       965,370
  Suffolk County, NY, Industrial Development Agency
    (Southampton Hospital), 7.25s, 2020                       750       733,365
  Suffolk County, NY, Industrial Development Agency
    (Southampton Hospital), 7.625s, 2030                      250       250,607
  Tallahassee, FL, Health Facilities Rev. (Tallahassee
    Memorial Healthcare), 6.25s, 2020                       1,000     1,007,370
  Tom Green County, TX, Health Facilities (Shannon Health
    Systems), 6.75s, 2021                                     400       406,472
  Torrance, CA, Hospital Rev., 6.875s, 2015                 1,485     1,529,461
  Upper Illinois River Valley Development Authority
    (Morris Hospital), 6.625s, 2031                           500       510,315
  Valley, AL, Special Care Facilities Financing (Lanier
    Memorial Hospital), 5.5s, 2007                            500       486,790
  Wapello County, IA, Hospital Rev. (Ottumwa Regional
    Health Center), 6.375s, 2031                              750       728,220
  Weirton, WV, Municipal Hospital Building Commission
    (Weirton Hospital Medical Center), 6.375s, 2031           500       474,180
  West Plains, MO, Industrial Development Authority,
    Hospital Rev. (Ozarks Medical Center), 6.75s, 2024        195       192,931
  Wichita, KS, Hospital Rev. (Christi Health System),
    6.25s, 2019                                             1,500     1,543,080
  Wisconsin Health & Educational Facilities, Refunding
    Wheaton Franciscan Services, 6.25s, 2022                1,000     1,025,200
  Wisconsin Health & Educational Facilities (Agnesian
    Healthcare, Inc.), 6s, 2017                               325       323,830
  Yonkers, NY, Industrial Development Agency, Civic
    Facilities Rev. (St. John's Riverside Hospital),
    6.8s, 2016                                                500       511,280
                                                                   ------------
                                                                   $ 54,447,407
-------------------------------------------------------------------------------
Health Care Revenue - Long Term Care - 2.2%
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.75s, 2006             $   140  $    129,706
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.125s, 2016                505       429,088
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.5s, 2026                1,130       933,900
  Colorado Health Facilities Authority Rev. (Evangelical
    Lutheran), 6.9s, 2025                                     500       527,700
  Goldsboro, NC, Housing Authority Rev. (North Carolina
    Housing Foundation, Inc.), 7.25s, 2029                    990       955,627
  Indiana Health Facilities Financing Authority Rev.
    (Hoosier Care), 7.125s, 2034                              835       729,047
  Indiana Health Facilities Financing Authority Rev.
    (Metro Health/Indiana, Inc.), 6.3s, 2023**              1,200       480,000
  Jefferson County, KY, Health Care Authority Rev.
    (Beverly Enterprises, Inc.), 5.875s, 2007                 250       239,370
  Louisiana Public Facilities Authority (Southwest
    Medical Center), 11s, 2006                                849       144,265
  Luzerne County, PA, Industrial Development Authority
    (Beverly Enterprise, Inc.), 6.75s, 2008                   400       393,356
  Millbrae, CA, Residential Facility (Magnolia of
    Millbrae), 7.375s, 2027                                 1,000     1,042,240
  New Hampshire Business Finance Authority, Health Care
    Facilities Rev. (Metropolitian Health Foundation,
    Inc.), 6.55s, 2028                                        970       844,036
  Tennessee Veterans Home Board Rev. (Humboldt),
    6.75s, 2021                                             1,000     1,056,280
  Wisconsin Health & Educational Facilities (Oakwood
    Village), 7.625s, 2030                                    300       300,165
                                                                   ------------
                                                                   $  8,204,780
-------------------------------------------------------------------------------
Human Services - 0.3%
  Orange County, FL, Health Facilities Authority Rev.
    (First Mortgage Healthcare Facilities), 9s, 2031      $ 1,000  $  1,019,230
-------------------------------------------------------------------------------
Industrial Revenue - Airlines - 0.6%
  Chicago, IL, O'Hare International Airport Special
    Facilities Rev. (United Airlines), 6.375s, 2035       $ 1,250  $    764,988
  Cleveland, OH, Airport Special Rev. (Continental
    Airlines),
    5.7s, 2019                                              1,000       780,240
  Tulsa, OK, Municipal Airport Trust Rev., "B", 5.65s,
    2035                                                    1,000       903,230
                                                                   ------------
                                                                   $  2,448,458
-------------------------------------------------------------------------------
Industrial Revenue - Chemicals - 0.6%
  Lake Charles, LA, Harbor & Terminal District Port
    (Occidental Petroleum), 7.2s, 2020                    $ 1,000  $  1,031,540
  Sweetwater County, WY, Solid Waste Disposal Rev. (FMC
    Corp.), 7s, 2024                                        1,400     1,396,318
                                                                   ------------
                                                                   $  2,427,858
-------------------------------------------------------------------------------
Industrial Revenue - Environmental Services - 1.4%
  Carbon County, UT, Solid Waste Disposal Rev. (Laidlaw
    Environmental), 7.45s, 2017                           $ 2,500  $  2,576,475
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 6s, 2003                   460       465,736
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 6.1s, 2005                 875       904,531
  Gloucester County, NJ, Improvement Authority, Solid
    Waste Resources Recovery Rev. (Waste Management,
    Inc.),
    6.85s, 2029                                               150       165,387
  Henrico County, VA, Industrial Development Authority
    Rev. (Browning-Ferris), 5.3s, 2011                      1,000     1,007,530
  Massachusetts Development Finance Agency Rev., Resource
    Recovery Rev. (Waste Management, Inc.), 6.9s, 2029        300       323,829
                                                                   ------------
                                                                   $  5,443,488
-------------------------------------------------------------------------------
Industrial Revenue - Other - 2.6%
  Cuyahoga County, OH, Industrial Development Rev. (Joy
    Technologies), 8.75s, 2007                            $   500  $    508,555
  Gulf Coast Industrial Development Authority (Valero
    Refinery), 5.6s, 2031                                     500       454,090
  Massachusetts Development Finance Agency Rev.
    (Springfield Resources Recovery), 5.625s, 2019          2,400     2,374,248
  Massachusetts Development Finance Agency Rev. (Visual &
    Performing Arts), 6s, 2021                              1,000     1,083,950
  Massachusetts Industrial Finance Agency Rev. (Welch
    Foods, Inc.), 5.6s, 2017                                1,300     1,257,126
  Pennsylvania Economic Development Financing Authority
    (Amtrak), 6.125s, 2021                                    550       539,061
  Port of New Orleans, LA (Avondale Industries), 8.5s,
    2014                                                    1,920     2,066,381
  Tooele County, UT (Union Pacific), 5.7s, 2026               710       647,605
  Valdez, AK, Marine Term Rev., Refunding Phillips
    Project C,
    2.9s, 2031                                                665       663,623
                                                                   ------------
                                                                   $  9,594,639
-------------------------------------------------------------------------------
Industrial Revenue - Paper - 1.7%
  Beauregard Parish, LA, Rev., Refunding (Boise Cascade
    Corp.), 6.8s, 2027                                    $   500  $    490,940
  Butler, AL, Industrial Developement Board, Solid Waste
    Rev. (James River Corp.), 8s, 2028                        850       889,618
  Mobile, AL, Industrial Development Board Improvement
    Rev. (International Paper Co.), 6.45s, 2019             2,000     2,053,980
  Navajo County, AZ, Industrial Development Authority
    (Stone Container Corp.), 7.4s, 2026                     1,500     1,464,975
  Navajo County, AZ, Industrial Development Authority
    (Stone Container Corp.), 7.2s, 2027                       500       476,925
  Onondaga County, NY, Industrial Development Agency,
    Solid Waste Disposal Facility Rev. (Solvay Paperboard
    LLC), 6.8s, 2014                                        1,000     1,033,530
                                                                   ------------
                                                                   $  6,409,968
-------------------------------------------------------------------------------
Industrial Revenue - Metals - 0.1%
  Burns Habor, IN, Solid Waste Disposal Facilities Rev.
    (Bethlehem Steel), 8s, 2024**                         $ 3,000  $    270,000
  East Chicago, IN, Exempt Facilities Rev. (Inland Steel
    Co.), 6.7s, 2012                                        2,070       209,588
                                                                   ------------
                                                                   $    479,588
-------------------------------------------------------------------------------
Miscellaneous Revenue - Entertainment & Tourism - 0.3%
  Nevada Department of Business (Las Vegas Monorail),
    7.375s, 2040                                          $ 1,000  $    961,110
-------------------------------------------------------------------------------
Miscellaneous Revenue - Other - 0.7%
  Austin, TX (Convertible Enterprises, Inc.), 6.6s, 2021  $   300  $    299,781
  Austin, TX (Convertible Enterprises, Inc.), 6.7s, 2028      400       404,720
  District of Columbia, 6.25s, 2024                           500       519,555
  Rockbridge County, VA, Industrial Authority (Virginia
    Horse Center), 6.85s, 2021                                500       503,805
  St. Louis, MO, Industrial Development Authority Rev.
    (St. Louis Convention), 7.2s, 2028                        750       779,828
                                                                   ------------
                                                                   $  2,507,689
-------------------------------------------------------------------------------
Multi-Family Housing Revenue - 5.1%
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 7.25s, 2027                              $ 1,000  $  1,098,290
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 7.25s, 2027**                                590       612,060
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 10s, 2027**                                  380       367,050
  California Statewide Community Development Authority
    Rev., (Irvine Apartments), 5.25s, 2025                  1,000       987,520
  Charter Mac Equity Issuer Trust, 6.625s, 2009#            2,000     2,024,160
  Colorado Housing & Finance Authority, FHA, 8.3s, 2023     2,750     2,828,622
  Eaglebend, CO, Affordable Housing Corp., 6.2s, 2012       1,000       974,780
  Eden Prairie, MN, Multi-Family Housing, GNMA, 6s, 2021      200       208,788
  Panhandle Texas Regional Housing Finance, 6.625s, 2020      330       336,089
  Panhandle Texas Regional Housing Finance, 6.75s, 2031     1,670     1,712,284
  Pennsylvania Housing Finance Agency, 7.6s, 2013           1,000     1,023,420
  Ridgeland, MS, Urban Renewal, Multifamily Housing Rev.
    (Northbrook I & III Apartments), 6.15s, 2019**          1,250       875,000
  Texas Department of Housing & Community Affairs (DFN
    Place), 10s, 2026                                       2,225     1,958,156
  Wisconsin Housing & Economic Development Authority,
    7.2s, 2013                                              4,000     4,107,720
                                                                   ------------
                                                                   $ 19,113,939
-------------------------------------------------------------------------------

Other - 0.6%
  Guam Economic Development Authority, 5s, 2022           $   300  $    298,854
  Tobacco Settlement Authority, 5.3s, 2025                    750       665,415
  Tobacco Settlement Authority, 5.25s, 2027                   535       524,760
  Tobacco Settlement Financing Corp., 5.5s, 2030              350       324,562
  Tobacco Settlement Rev., Management Authority, 6.375s,
    2028                                                      500       508,090
                                                                   ------------
                                                                   $  2,321,681
-------------------------------------------------------------------------------
Parking - 0.1%
  Rail Connections, Inc., MA, Rev., 0s, 2016              $   100  $     46,910
  Rail Connections, Inc., MA, Rev., 0s, 2017                  210        92,112
  Rail Connections, Inc., MA, Rev., 0s, 2018                  300       123,246
                                                                   ------------
                                                                   $    262,268
-------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 3.4%
  Austin, TX, Town Community Events Center Venue, FGIC,
    6s, 2019                                              $ 1,015  $  1,076,641
  Metropolitan Pier & Exposition Authority, IL, MBIA, 0s,
    2016                                                    8,400     3,903,984
  Midwest City, OK, Municipal Authority Capital, FSA,
    5.125s, 2018                                              825       819,877
  New York, NY, Transitional, Future Tax Secured, "A",
    6s, 2017                                                2,000     2,147,320
  Pennsylvania Turnpike Commission, AMBAC, 5.25s, 2018 2,000 2,007,020 Philadelphia, PA, Regional Port Authority Lease Rev.,
    MBIA, 10.77s, 2020(++)                                  2,500     2,706,975
                                                                   ------------
                                                                   $ 12,661,817
-------------------------------------------------------------------------------
Single Family Housing Revenue - Local - 3.2%
  Adams County, CO, Single Family Mortgage Rev., 8.875s,
    2011                                                  $ 2,510  $  3,343,270
  Brevard County, FL, Housing Finance Authority Rev.,
    Refunding, "B", GNMA, FNMA, 6.5s, 2022                    915       980,706
  California Rural Home Mortgage Finance Authority, GNMA,
    6.55s, 2030                                               385       414,591
  Chicago, IL, Residential Mortgage Rev., MBIA, 0s, 2009      435       257,872
  Chicago, IL, Single Family Mortgage Rev., GNMA/FNMA,
    7.05s, 2030                                               130       141,462
  Colorado Housing & Finance Authority, 7.45s, 2016           240       262,488
  Colorado Housing & Finance Authority, 6.375s, 2033          200       211,286
  Cook County, IL, Single Family Mortgage Rev., 0s, 2015    1,580       373,101
  De Kalb, IL, Single Family Mortgage Rev., GNMA, 7.45s,
    2009                                                       60        64,022
  Jefferson Parish, LA, Home Mortgage Authority Rev.,
    GNMA/FNMA, 5s to 2002, 6.625s to 2023                     690       732,939
  Jefferson Parish, LA, Home Mortgage Authority Rev.,
    GNMA, 6.75s, 2030                                         275       291,706
  Lee County, FL, Housing Finance Authority Rev., GNMA,
    FNMA, 7s, 2031                                            125       132,619
  Maricopa County, AR, GNMA/FNMA, 7.65s, 2024                 287       321,825
  Pima County, AZ, Industrial Development Authority,
    GNMA, 7.05s, 2030                                       1,290     1,407,687
  San Bernardino County, CA, GNMA, FNMA, 7.375s, 2020         185       195,421
  Sedgwick & Shawnee Counties, KS, Single Family Housing
    Rev., GNMA, 6.875s, 2026                                  745       805,308
  Sedgwick & Shawnee Counties, KS, Single Family Housing
    Rev., GNMA, 5.125s to 2002, 6.45s to 2033                 600       622,986
  Sedgwick & Shawnee Counties, KS, Single Family Housing
    Rev., GNMA/FNMA, 6.45s, 2029                            1,310     1,398,137
                                                                   ------------
                                                                   $ 11,957,426
-------------------------------------------------------------------------------
Single Family Housing Revenue - State - 5.3%
  California Housing Finance Agency Rev., Home Mortgage,
    MBIA, 0s, 2027                                        $ 1,130  $    283,992
  California Housing Finance Agency Rev., Home Mortgage,
    MBIA, 0s, 2028                                          3,810       991,895
  Colorado Housing & Finance Authority, 5.25s to 2002,
    6.6s to 2032                                              350       369,691
  Colorado Housing & Finance Authority, 7.15s, 2014            72        76,579
  Colorado Housing & Finance Authority, 6.75s, 2021           235       258,491
  Colorado Housing & Finance Authority, 5.9s, 2023            500       520,225
  Colorado Housing & Finance Authority, 6.1s, 2023            390       412,780
  Colorado Housing & Finance Authority, 7.4s, 2027            200       210,098
  Colorado Housing & Finance Authority, 6.875s, 2028          655       686,964
  Colorado Housing & Finance Authority, 6.8s, 2030            465       494,867
  Colorado Housing & Finance Authority, 6.55s, 2033           240       258,672
  Louisiana Housing Finance Agency, GNMA, 7.55s, 2031         545       599,326
  Louisiana Housing Finance Agency, Mortgage Rev., GNMA/
    FNMA, 6.4s, 2032                                          380       401,873
  Mississippi Home Corp., GNMA, 7.1s, 2023                    320       329,376
  Missouri Housing Development Commission, Homeownership
    Loan Program A 1, GNMA/FNMA, 3.5s to 2002, 6.75s to
    2034                                                      300       322,437
  Missouri Housing Development Commission, Mortgage Rev.,
    GNMA/FNMA, 5s to 2002, 6.85s to 2035                      600       645,030
  Missouri Housing Development Commission, Mortgage Rev.,
    GNMA, 6.7s, 2030                                          900       944,253
  Missouri Housing Development Commission, Mortgage Rev.,
    6.35s, 2032                                               750       798,465
  Nebraska Investment Finance Authority, GNMA/FNMA, 5.6s,
    2020                                                      480       484,075
  New Hampshire Housing Finance Authority, 7.2s, 2010          23     2,327,188
  New Hampshire Housing Finance Authority, 5.875s, 2030       350       363,297
  New Hampshire Housing Finance Authority, "B", 4s, 2031      350       367,811
  New Mexico Mortgage Finance Authority, GNMA/FNMA,
    7.1s, 2030                                                290       311,620
  New Mexico Mortgage Finance Authority, GNMA/FNMA,
    6.25s, 2032                                               870       913,552
  New Mexico Mortgage Finance Authority, Single Family
    Mortgage, GNMA/FNMA, 3.5s, 2033                           340       363,045
  North Dakota State Housing Finance Agency, Housing
    Finance Home Mortgage, "A", 5s, 2033                      595       593,697
  Oklahoma Housing Finance Agency, 6.65s, 2029              1,960     2,106,863
  Phoenix, AZ, GNMA, 5s to 2002, 6.1s to 2028                 340       352,658
  Tennessee Housing Development Agency, 0s, 2017            3,445     1,436,358
  Texas Housing & Community Affairs, Residential Mortgage
    Rev., GNMA/FNMA, 7.1s, 2021                             1,355     1,462,749
                                                                   ------------
                                                                   $ 19,687,927
-------------------------------------------------------------------------------
Solid Waste Revenue - 1.9%
  Hudson County, NJ, Solid Waste System Rev., 5.9s, 2015 $ 925 $ 904,752 Massachusetts Development Finance Agency, Resource
    Recovery Rev., 6.7s, 2014                                 700       641,641
  Massachusetts Industrial Finance Agency Rev. (Ogden
    Haverhill), 5.6s, 2019                                  1,000       793,210
  Matagorda County, TX (Reliant Energy), 5.95s, 2030        3,000     2,866,260
  New York Environmental Facilities Corp., Variable Waste
    Management Project, 4s, 2012                            1,000       996,030
  Northeast Maryland Waste Disposal Solid, 5.9s, 2005       1,000     1,059,700
                                                                   ------------
                                                                   $  7,261,593
-------------------------------------------------------------------------------
Special Assessment District - 1.3%
  Broadview, IL, Tax Increment Rev., 5.25s, 2012          $ 1,000  $  1,003,750
  Capital Region Community Development District, FL,
    5.95s, 2006                                               345       344,859
  Katy, TX, Development Authority Rev., 5.8s, 2011          1,000       980,000
  Katy, TX, Development Authority Rev., 6s, 2018            1,500     1,464,375
  Taylor, MI, Tax Increment Finance, FSA, 5.5s, 2015        1,000     1,044,490
                                                                   ------------
                                                                   $  4,837,474
-------------------------------------------------------------------------------
State and Local Appropriation - 5.1%
  Alabama Building Renovation Authority, AMBAC, 6s, 2018 $ 760 $ 823,042 Alabama State Public School & College, Capital
    Improvement, "D", 6s, 2015                              2,850     3,091,138
  Chicago, IL, Public Building Commission Rev., RITES,
    6.555s, 2016(++)+                                       1,500     1,604,940
  Chicago, IL, Public Building Commission Rev., RITES,
    6.555s, 2017(++)+                                       1,250     1,319,500
  Greenville County, SC, Building Equity, 5s, 2007          1,000     1,037,610
  Houston, TX, 6.3s, 2020                                   1,000     1,029,370
  Michigan State Certificates Participation, AMBAC, 5.5s,
    2020                                                    1,250     1,272,187
  New Mexico Finance Authority Rev., Court Facilities Fee
    Rev., MBIA, 5.5s, 2020                                    475       485,379
  New York Dormitory Authority Rev., State University
    Facilities, "C", FSA, 5.75s, 2017                       1,250     1,356,700
  New York State Urban Development Corp., Correctional
    Facilities Service Contract C, AMBAC, 5.875s, 2019      1,000     1,060,210
  Regional Transport Authority, IL, FSA, 5.75s, 2017        5,000     5,399,750
  Stafford, TX, Economic Development Corp., FGIC, 6s, 2015    525       582,241
                                                                   ------------
                                                                   $ 19,062,067
-------------------------------------------------------------------------------
Student Loan Revenue - 0.8%
  Access to Loans for Learning (California Student Loan
    Corp.), 7.95s, 2030                                   $   650  $    665,178
  Arizona Student Loan Acquisition Authority, 5.8s, 2016      675       695,810
  Arizona Student Loan Acquisition Authority, 5.85s, 2017     700       719,418
  Massachusetts Educational Financing Authority
    Education, Refunding Issue G, "A", MBIA, 6.1s, 2018     1,045     1,087,960
                                                                   ------------
                                                                   $  3,168,366
-------------------------------------------------------------------------------
Turnpike Revenue - 4.2%
  Allegheny County, PA, Port Authority Special Rev.,
    MBIA, 6.25s, 2017                                     $ 1,000  $  1,124,200
  Dallas, TX, Rapid Transit, AMBAC, 5.375s, 2016              500       512,025
  Dallas, TX, Rapid Transit, AMBAC, 5.375s, 2017              500       509,340
  New Jersey Economic Development Authority Rev.,
    Transportation Project Sublease, "A", FSA, 6s, 2016       325       350,782
  New Jersey Turnpike Authority Rev., MBIA, 6.5s, 2016 1,450 1,684,450 New York Thruway Authority Rev., Highway & Bridges,
    FGIC, 5.125s, 2015                                      1,500     1,526,805
  Northwest Parkway Public Highway Authority Co., AMBAC,
    0s, 2018                                                  750       302,483
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2004                                3,000     2,845,200
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2009                                1,000       749,910
  Texas Turnpike Authority (Houston Ship Channel Bridge),
    12.625s, 2020                                           2,975     3,111,582
  Triborough Bridge & Tunnel Authority, NY, 5.5s, 2017      3,000     3,180,180
                                                                   ------------
                                                                   $ 15,896,957
-------------------------------------------------------------------------------
Universities - Colleges - 3.8%
  Amherst, NY, Industrial Development Agency (Daemen
    College), 6s, 2021                                    $ 1,950  $  1,965,288
  Houston, TX, Community College Systems, MBIA, 7.875s,
    2025                                                    1,650     2,051,527
  Islip, NY, Community Development Agency Rev. (New York
    Institute of Technology), 7.5s, 2026(+++)               2,000     2,320,880
  Massachusetts Development Finance Agency Rev.
    (Massachusetts College of Pharmacy), 6.625s, 2020         100       103,818
  Northern Illinois University Rev., Auxiliary Facilities
    Systems, AMBAC, 5.875s, 2018                            1,370     1,428,458
  Savannah, GA, Economic Development Authority (College
    of Art & Design, Inc.), 6.5s, 2013                        500       518,735
  St. Joseph County, IN, Educational Facilities Rev.
    (University of Notre Dame), 6.5s, 2026                  1,000     1,173,900
  Tulsa, OK, Tulsa Industrial Authority Rev., Refunding
    University Tulsa, "A", MBIA, 6s, 2016                   1,250     1,391,312
  Upland, IN, Economic Development Rev. (Taylor
    University), 6s, 2018                                     435       428,084
  Upland, IN, Economic Development Rev. (Taylor
    University), 6.25s, 2023                                  520       510,827
  Virginia College Building Authority, VA, Public Higher
    Education Financing, "A", 5.75s, 2019                   2,295     2,396,072
                                                                   ------------
                                                                   $ 14,288,901
-------------------------------------------------------------------------------
Universities - Secondary Schools - 1.1%
  Clark County, NV, Economic Development Rev. (Alexander
    Dawson School), 5.5s, 2020                            $ 1,500  $  1,461,090
  Maine Finance Authority, Educational Rev. (Waynflete
    School), 6.4s, 2019                                     1,000     1,021,880
  Maine Finance Authority, Educational Rev. (Waynflete
    School), 6.5s, 2029                                     1,000     1,010,470
  New Hampshire Health & Education (Derryfield School),
    6.5s, 2010                                                520       539,770
                                                                   ------------
                                                                   $  4,033,210
-------------------------------------------------------------------------------
Utilities - Cogeneration - 1.5%
  Carbon County, PA, Industrial Development Authority
    (Panther Creek Partners), 6.65s, 2010                 $   790  $    837,597
  Klamath Falls, OR, Electric Rev. (Klamath
    Cogeneration), 6s, 2025                                 2,000     1,997,480
  Mobile County, AL, Industrial Development Rev.
    (International Paper Co.), 6s, 2014                       800       861,752
  Pittsylvania County, VA, Industrial Development
    Authority Rev., 7.5s, 2014                              2,000     2,020,820
                                                                   ------------
                                                                   $  5,717,649
-------------------------------------------------------------------------------
Utilities - Investor Owned - 4.2%
  Apache County, AZ, Industrial Development Authority,
    Pollution Control Rev. (Tuscon Electric Power Co.),
    5.875s, 2033                                          $ 1,000  $    917,070
  Brazos River Authority, TX (Texas Utilities),
    5.4s, 2029                                              1,500     1,507,620
  Brazos River Authority, TX (Texas Utilities),
    5.05s, 2030                                               400       397,620
  California Pollution Control Financing Authority,
    Pollution Control Rev. (Pacific Gas & Electric Co.),
    MBIA, 5.35s, 2016                                       1,600     1,634,048
  California Pollution Control Financing Authority,
    Pollution Control Rev. (Pacific Gas & Electric Co.),
    5.85s, 2023                                               350       320,943
  California Pollution Control Financing Authority,
    Pollution Control Rev. (Pacific Gas & Electric Co.),
    6.4s, 2024                                                500       480,770
  Connecticut Development Authority, Pollution Control
    Rev. (Connecticut Light & Power), 5.85s, 2028           1,000       999,050
  Farmington, NM, Pollution Control Rev., 5.8s, 2022          905       879,759
  Farmington, NM, Pollution Control Rev. (San Juan Public
    Services Co.), 6.3s, 2016                                 565       571,797
  Indiana County, PA, Industrial Development Authority,
    5.85s, 2027                                               335       316,438
  Louisa, VA, Industrial Development Authority, Solid
    Waste & Sewer Rev. (Virginia Electric & Power Co.),
    3.4s, 2031                                                565       565,000
  Matagorda County, TX (Central Power & Light Co.),
    4.55s, 2029                                             1,000       990,540
  New Hampshire, Pollution Control Rev., 3.75s, 2027          800       802,616
  New Hampshire State Industrial Development Authority,
    Pollution Control (Connecticut Light Power), FSA,
    5.9s, 2016                                                500       507,265
  Ohio Air Quality Development Authority (Ohio Edison),
    4.3s, 2033                                              1,300     1,309,178
  Pima County, AZ, Industrial Development Authority
    (Tuscon Electric Power Co.), 6.1s, 2025                 2,000     1,917,880
  Sabine River Authority Texas Pollution Control Rev.
    (Adjustment Adjusted Refunding TXU Electric Co.),
    "A", 5.5s, 2022                                           500       492,510
  West Feliciana Parish, LA, Pollution Control Rev.,
    7.7s, 2014                                                450       465,021
  West Feliciana Parish, LA, Pollution Control Rev.,
    5.8s, 2016                                                500       489,370
                                                                   ------------
                                                                   $ 15,564,495
-------------------------------------------------------------------------------
Utilities - Municipal Owned - 7.0%
  American Municipal Power Ohio, Inc., Omega Jv2 Project,
    AMBAC, 5.25s, 2016                                     $1,000  $  1,018,330
  Austin, TX, Utility Systems Rev., AMBAC, 6.75s, 2011 1,500 1,745,115 Farmington, NM, Pollution Control Rev. (Public Service
    Co. of NM), 6.375s, 2022                                1,000     1,007,870
  Georgia Municipal Electric Power Authority Rev., MBIA,
    6.375s, 2016                                            2,000     2,285,520
  Georgia Municipal Electric Power Authority Rev., MBIA,
    6.5s, 2020                                              7,350     8,541,582
  Illinois Development Finance Authority, Pollution
    Control Rev. (Illinois Power Co.), 7.375s, 2021         2,035     2,247,128
  Intermountain Power Agency, UT, MBIA, 5s, 2019            2,050     1,994,137
  North Carolina Eastern Municipal Power Agency, MBIA,
    7s, 2007                                                3,250     3,630,445
  North Carolina Municipal Power Agency, Catawba Electric
    Rev., 6.375s, 2013                                        750       792,458
  Salt River, AZ, Agricultural Improvement, Refunding
    Salt River Project, "A", 5s, 2011                         750       775,875
  West Feliciana Parish, LA, Pollution Control Rev.
    (Energy Gulf States), 6.6s, 2028                        1,665     1,672,060
  Western Minnesota Municipal Power Agency, AMBAC,
    5.5s, 2015                                                500       524,455
                                                                   ------------
                                                                   $ 26,234,975
-------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 4.5%
  Atlanta, GA, Water & Wastewater Rev., RITES, FGIC,
    9.373s, 2016(++)+                                     $ 1,000  $  1,130,000
  Clark County Washington Sewer Rev., Refunding, "B",
    AMBAC, 5.25s, 2015                                      1,000     1,036,270
  Forsyth County, GA, Water & Sewage Authority, 6.25s,
    2020                                                    1,170     1,327,049
  Massachusetts Water Resources Authority, 6.5s, 2019       5,965     6,901,147
  New York Environmental Facilities Corp., Clean Water &
    Drinking, 5s, 2016                                      2,000     2,006,700
  Norfolk, VA, Water Rev., Refunding, FGIC, 5s, 2031          510       484,429
  Pittsburgh, PA, Water & Sewer Authority Rev., FGIC, 0s,
    2017                                                    2,300       999,879
  Pittsburgh, PA, Water & Sewer Authority Rev., FGIC, 0s,
    2018                                                    2,300       936,721
  Pittsburgh, PA, Water & Sewer Systems Rev.,
    Subordinated, "C", FSA, 5.25s, 2022                     2,000     1,982,560
                                                                   ------------
                                                                   $ 16,804,755
-------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $357,236,762)              $362,703,356
-------------------------------------------------------------------------------
Floating Rate Demand Notes - 1.8%
-------------------------------------------------------------------------------
  Allegheny County, PA, Hospital Development Authority
    Rev. (Aces Presbyterian University Hospital), due
    04/04/02                                              $    50  $     50,000
  Bartow County, GA, Development Authority, Pollution
    Control Rev. (Georgia Power Co.), due 04/01/02          1,000     1,000,000
  Burke County, GA, Development Authority, Pollution
    Control Rev. (Georgia Power Co.), due 04/01/02            200       200,000
  Commonwealth of Massachusetts, "A", Central Artery,
    due 04/01/02                                              300       300,000
  Cuyahoga County, OH, Hospital Rev. (The Cleveland
    Clinic),
    due 04/01/02                                              100       100,000
  Harris County, TX, Hospital Rev. (Methodist Hospital),
    due 04/01/02                                              200       200,000
  Harris County, TX, Industrial Development Corp. (Shell
    Oil Co.), due 04/01/02                                    200       200,000
  Hillsborough County, FL, Pollution Control Rev., due
    04/01/02                                                  200       200,000
  Illinois Educational Facilities Authority Rev.
    (University Chicago Hospital), due 04/01/02               200       200,000
  Pinellas County, FL, Health Facility Authority, due
    04/01/02                                                1,150     1,150,000
  Sevier County, TN, Public Building Authority, due
    04/01/02                                                2,725     2,725,000
  West Baton Rouge Parish, LA, Variable Refunding Dow
    Chemical Co. Project, "B", due 04/01/02                   300       300,000
-------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost               $  6,625,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $363,861,762)                  $369,328,356
Other Assets, Less Liabilities - 1.4%                                 5,162,904
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $374,491,260
-------------------------------------------------------------------------------
 (++) Inverse floating rate security.
(+++) Refunded bond.
    + Restricted security.
   ** Non-income producing security in default.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------
MARCH 31, 2002
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $363,861,762)      $369,328,356
  Cash                                                             68,080
  Receivable for investments sold                               4,913,595
  Receivable for fund shares sold                                 183,967
  Interest receivable                                           5,690,386
  Other assets                                                      5,093
                                                             ------------
      Total assets                                           $380,189,477
                                                             ------------
Liabilities:
  Distributions payable                                      $  1,600,232
  Payable for investments purchased                             2,613,528
  Payable for fund shares reacquired                            1,248,092
  Payable to affiliates -
    Management fee                                                 16,422
    Shareholder servicing agent fee                                 4,105
    Distribution and service fee                                   18,274
    Administrative fee                                                718
  Accrued expenses and other liabilities                          196,846
                                                             ------------
      Total liabilities                                      $  5,698,217
                                                             ------------
Net assets                                                   $374,491,260
                                                             ============
Net assets consist of:
  Paid-in capital                                            $369,909,277
  Unrealized appreciation on investments                        5,466,594
  Accumulated distributions in excess of net realized gain
    on investments                                             (1,157,135)
  Accumulated undistributed net investment income                 272,524
                                                             ------------
      Total                                                  $374,491,260
                                                             ============
Shares of beneficial interest outstanding                     44,977,332
                                                              ==========
Class A shares:
  Net asset value per share
    (net assets of $276,718,516 / 33,249,728 shares of
     beneficial interest outstanding)                           $8.32
                                                                =====
  Offering price per share (100 / 95.25 of net asset value
     per share)                                                 $8.73
                                                                =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $61,627,178 / 7,395,662 shares of
     beneficial interest outstanding)                           $8.33
                                                                =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $36,145,566 / 4,331,942 shares of
     beneficial interest outstanding)                           $8.34
                                                                =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2002
------------------------------------------------------------------------------
Net investment income (loss):
  Interest income                                                 $ 22,670,338
                                                                  ------------
  Expenses -
    Management fee                                                $  2,413,836
    Trustees' compensation                                              42,603
    Shareholder servicing agent fee                                    378,518
    Distribution and service fee (Class A)                             686,389
    Distribution and service fee (Class B)                             698,088
    Distribution and service fee (Class C)                             341,533
    Administrative fee                                                  41,536
    Custodian fee                                                      162,546
    Printing                                                            58,660
    Postage                                                             23,544
    Auditing fees                                                       33,040
    Legal fees                                                          12,926
    Miscellaneous                                                      178,148
                                                                  ------------
      Total expenses                                              $  5,071,367
    Fees paid indirectly                                               (22,416)
    Reduction of expenses by investment adviser                       (891,270)
                                                                  ------------
      Net expenses                                                $  4,157,681
                                                                  ------------
        Net investment income                                     $ 18,512,657
                                                                  ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) on investment
     transactions                                                 $    326,173
  Change in unrealized depreciation on investments                  (9,516,112)
                                                                  ------------
        Net realized and unrealized loss on investments           $ (9,189,939)
                                                                  ------------
          Increase in net assets from operations                  $  9,322,718
                                                                  ============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31,                                                     2002                       2001
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $  18,512,657               $ 17,846,955
  Net realized gain (loss) on investments                             326,173                 (1,095,951)
  Net unrealized gain (loss) on investments                        (9,516,112)                11,556,679
                                                                 ------------               ------------
    Increase in net assets from operations                       $  9,322,718               $ 28,307,683
                                                                 ------------               ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $(14,605,379)              $(12,782,647)
  From net investment income (Class B)                             (3,187,194)                (4,019,781)
  From net investment income (Class C)                             (1,552,710)                (1,231,595)
  From net realized gain on investments (Class A)                      --                       (401,793)
  From net realized gain on investments (Class B)                      --                       (140,363)
  From net realized gain on investments (Class C)                      --                        (44,108)
  In excess of net realized gain on investments (Class A)              --                       (914,262)
  In excess of net realized gain on investments (Class B)              --                       (319,389)
  In excess of net realized gain on investments (Class C)              --                       (100,365)
                                                                 ------------               ------------
    Total distributions declared to shareholders                 $(19,345,283)              $(19,954,303)
                                                                 ------------               ------------
Net increase in net assets from fund share transactions          $ 23,600,243               $ 14,986,946
                                                                 ------------               ------------
    Total increase in net assets                                 $ 13,577,678               $ 23,340,326
Net assets:
  At beginning of period                                          360,913,582                337,573,256
                                                                 ------------               ------------
  At end of period (including accumulated undistributed net
    investment income of $272,524 and $939,289,
    respectively)                                                $374,491,260               $360,913,582
                                                                 ============               ============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31,                               2002               2001             2000             1999             1998
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $ 8.54             $ 8.33           $ 8.97           $ 8.99           $ 8.50
                                                 ------             ------           ------           ------           ------
Income from investment operations#(S)(S) -
  Net investment income(S)                       $ 0.44             $ 0.46           $ 0.48           $ 0.47           $ 0.48
  Net realized and unrealized gain (loss)
    on investments                                (0.20)              0.27            (0.59)           (0.02)            0.49
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $ 0.24             $ 0.73           $(0.11)          $ 0.45           $ 0.97
                                                 ------             ------           ------           ------           ------
Less distributions declared to
  shareholders -
  From net investment income                     $(0.46)            $(0.47)          $(0.47)          $(0.47)          $(0.48)
  From net realized gain on investments            --                (0.02)           (0.06)            --               --
  In excess of net realized gain on
    investments                                    --                (0.03)            --               --               --
                                                 ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $(0.46)            $(0.52)          $(0.53)          $(0.47)          $(0.48)
                                                 ------             ------           ------           ------           ------
Net asset value - end of period                  $ 8.32             $ 8.54           $ 8.33           $ 8.97           $ 8.99
                                                 ======             ======           ======           ======           ======
Total return(+)                                    2.78%              9.06%           (1.15)%           5.16%           11.61%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                       0.91%              0.89%            0.88%            1.08%            1.23%
  Net investment income(S)(S)                      5.12%              5.55%            5.66%            5.35%            5.44%
Portfolio turnover                                   15%                15%              57%              31%              23%
Net assets at end of period (000 Omitted)      $276,719           $255,799         $217,880         $215,858         $189,056

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

    Net investment income                        $ 0.41             $ 0.44           $ 0.45           $ 0.47           $ --
    Ratios (to average net assets):
      Expenses##                                   1.15%              1.20%            1.20%            1.21%            --
      Net investment income                        4.88%              5.24%            5.34%            5.22%            --

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31,                                2002              2001             2000             1999             1998
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $ 8.55            $ 8.34           $ 8.98           $ 9.00           $ 8.51
                                                  ------            ------           ------           ------           ------
Income from investment operations#(S)(S) -
  Net investment income(S)                        $ 0.37            $ 0.40           $ 0.42           $ 0.41           $ 0.42
  Net realized and unrealized gain (loss)
    on investments                                 (0.20)             0.27            (0.59)           (0.02)            0.48
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $ 0.17            $ 0.67           $(0.17)          $ 0.39           $ 0.90
                                                  ------            ------           ------           ------           ------
Less distributions declared to
  shareholders -
  From net investment income                      $(0.39)           $(0.41)          $(0.41)          $(0.41)          $(0.41)
  From net realized gain on investments             --               (0.02)           (0.06)            --               --
  In excess of net realized gain on
    investments                                     --               (0.03)            --               --               --
                                                  ------            ------           ------           ------           ------
      Total distributions declared to
        shareholders                              $(0.39)           $(0.46)          $(0.47)          $(0.41)          $(0.41)
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $ 8.33            $ 8.55           $ 8.34           $ 8.98           $ 9.00
                                                  ======            ======           ======           ======           ======
Total return                                        2.00%             8.24%           (1.89)%           4.38%           10.77%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        1.66%             1.64%            1.63%            1.83%            1.98%
  Net investment income(S)(S)                       4.37%             4.82%            4.89%            4.59%            4.69%
Portfolio turnover                                    15%               15%              57%              31%              23%
Net assets at end of period (000 Omitted)        $61,627           $75,858          $93,656         $140,871         $172,339

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

    Net investment income                         $ 0.35            $ 0.38           $ 0.39           $ 0.40           $ --
    Ratios (to average net assets):
      Expenses##                                    1.90%             1.95%            1.95%            1.96%            --
      Net investment income                         4.13%             4.51%            4.57%            4.46%            --

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31,                                2002              2001             2000             1999             1998
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $ 8.56            $ 8.35           $ 8.99           $ 9.01           $ 8.52
                                                  ------            ------           ------           ------           ------
Income from investment operations#(S)(S) -
  Net investment income(S)                        $ 0.37            $ 0.40           $ 0.42           $ 0.41           $ 0.41
  Net realized and unrealized gain (loss)
    on investments                                 (0.20)             0.27            (0.59)           (0.02)            0.49
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $ 0.17            $ 0.67           $(0.17)          $ 0.39           $ 0.90
                                                  ------            ------           ------           ------           ------
Less distributions declared to
  shareholders -
  From net investment income                      $(0.39)           $(0.41)          $(0.41)          $(0.41)          $(0.41)
  From net realized gain on investments             --               (0.02)           (0.06)            --               --
  In excess of net realized gain on
    investments                                     --               (0.03)            --               --               --
                                                  ------            ------           ------           ------           ------
      Total distributions declared to
        shareholders                              $(0.39)           $(0.46)          $(0.47)          $(0.41)          $(0.41)
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $ 8.34            $ 8.56           $ 8.35           $ 8.99           $ 9.01
                                                  ======            ======           ======           ======           ======
Total return                                        2.00%             8.23%           (1.89)%           4.37%           10.75%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        1.66%             1.64%            1.63%            1.81%            1.98%
  Net investment income(S)(S)                       4.37%             4.80%            4.89%            4.59%            4.69%
Portfolio turnover                                    15%               15%              57%              31%              23%
Net assets at end of period (000 Omitted)        $36,146           $29,257          $26,037          $32,164          $21,802

(S)    The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

    Net investment income                         $ 0.35            $ 0.37           $ 0.39           $ 0.40           $ --
    Ratios (to average net assets):
      Expenses##                                    1.90%             1.95%            1.95%            1.94%            --
      Net investment income                         4.13%             4.49%            4.57%            4.46%            --

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Municipal Income Fund (the fund) is a diversified series of MFS Municipal Series Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All premium and original issue discount is amortized or accreted for tax reporting purposes as required by federal income tax regulations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended March 31, 2002, and March 31, 2001, was as follows:

                                                MARCH 31, 2002  MARCH 31, 2001
------------------------------------------------------------------------------
Distributions declared from:
  Tax-exempt income                               $19,345,283      $18,032,645
  Ordinary income                                           0            1,378
  Long-term capital gain                                    0        1,920,280
                                                  ----------       -----------
Total distributions declared                      $19,345,283      $19,954,303
                                                  ===========      ===========

During the year ended March 31, 2002, accumulated undistributed net investment income increased by $165,861, accumulated distributions in excess of net realized gain on investments increased by $217,702, and paid-in capital increased by $51,841 due to differences between book and tax accounting for market discount, capital losses, and utilization of equalization. This change had no effect on the net assets or net asset value per share.

As of March 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                   $2,073,158
          Capital loss carryforward                       (1,199,142)
          Unrealized gain (loss)                           5,648,982
          Other temporary differences                     (1,941,015)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on March 31, 2010, ($1,199,142).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. Prior to January 1, 2002 the management fee was computed daily and paid monthly at an annual rate of 0.30% of the average daily net assets and 6.43% of investment income. Effective January 1, 2002, the management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. This voluntary reduction in the management fee effective November 1, 1998, may be rescinded by MFS only with the approval of the fund's Board of Trustees. Management fees incurred for the year ended March 31, 2002, were 0.40% of average daily net assets on an annualized basis.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the fund's unfunded defined benefit plan was converted into a retirement benefit deferral plan for active Trustees.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $64,821 for the year ended March 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum, Class A distribution fee will be implemented on such date as the Trustees of the fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $48,534 for the year ended March 31, 2002. Fees incurred under the distribution plan during the year ended March 31, 2002, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $7,542 and $7,236 for Class B and Class C shares, respectively, for the year ended March 31, 2002. Fees incurred under the distribution plan during the year ended March 31, 2002, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended March 31, 2002, were $2,039, $107,410, and $12,140 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $75,633,063 and $59,919,542, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $363,679,374
                                                                 ------------
Gross unrealized appreciation                                    $ 15,388,162
Gross unrealized depreciation                                      (9,739,180)
                                                                 ------------
    Net unrealized appreciation                                  $  5,648,982
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                            YEAR ENDED MARCH 31, 2002           YEAR ENDED MARCH 31, 2001
                                    ---------------------------------   ---------------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              7,793,540      $  66,368,420        6,829,843       $ 57,647,800
Shares issued to shareholders in
  reinvestment of distributions            842,837          7,176,137          900,867          7,554,743
Shares reacquired                       (5,328,310)       (45,285,797)      (3,934,562)       (33,039,054)
                                       -----------      -------------      -----------       ------------
    Net increase                         3,308,067      $  28,258,760        3,796,148       $ 32,163,489
                                       ===========      =============      ===========       ============

Class B shares
                                            YEAR ENDED MARCH 31, 2002           YEAR ENDED MARCH 31, 2001
                                    ---------------------------------   ---------------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              1,860,099      $  15,878,844        1,847,258       $ 15,579,003
Shares issued to shareholders in
  reinvestment of distributions            167,017          1,423,590          280,975          2,355,628
Shares reacquired                       (3,500,563)       (29,807,397)      (4,485,416)       (37,686,340)
                                       -----------      -------------      -----------       ------------
    Net decrease                        (1,473,447)     $ (12,504,963)      (2,357,183)      $(19,751,709)
                                       ===========      =============      ===========       ============

Class C shares
                                            YEAR ENDED MARCH 31, 2002           YEAR ENDED MARCH 31, 2001
                                    ---------------------------------   ---------------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              1,605,957      $  13,719,016        1,342,185       $ 11,326,695
Shares issued to shareholders in
  reinvestment of distributions            102,562            875,673           95,697            804,256
Shares reacquired                         (792,791)        (6,748,243)      (1,138,842)        (9,555,785)
                                       -----------      -------------      -----------       ------------
    Net increase                           915,728      $   7,846,446          299,040       $  2,575,166
                                       ===========      =============      ===========       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended March 31, 2002, was $4,047. The fund had no borrowings during the year.

(7) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At March 31, 2002, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 2.14% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                    DATE OF             PAR
DESCRIPTION                                     ACQUISITION          AMOUNT            COST       VALUE
------------------------------------------------------------------------------------------------------------
Atlanta, GA, Water & Wastewater Rev.,
  RITES, FGIC, 9.373s, 2016                         4/20/99      $1,000,000      $1,167,100       $1,130,000
Chicago, IL, Public Building Commission
  Rev., RITES,
  6.555s, 2016                                      3/10/99       1,500,000       1,619,550        1,604,940
Chicago, IL, Public Building Commission
  Rev., RITES,
  6.555s, 2017                                      3/10/99       1,250,000       1,337,550        1,319,500
Dudley-Charleton, MA, Regional School
  District, RITES, FGIC, 8,863s, 2017                5/5/99       1,495,000       1,615,945        1,605,540
Houston, TX, Independent School District,
  RITES, PSF, 8.705s, 2017                          2/26/99       2,325,000       2,440,831        2,340,159
                                                                                                  ----------
                                                                                                  $8,000,139
                                                                                                  ==========

(8) Change in Accounting Principle
As required, effective April 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to April 1, 2001, the fund did not accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $141,316 increase in cost of securities and a corresponding $141,316 increase in net unrealized depreciation, based on securities held by the fund on March 31, 2002.

The effect of this change for the year ended March 31, 2002, was to increase net investment income by $90,817, decrease net unrealized appreciation by $78,660, and decrease net realized gains by $12,157. The Statement of Changes in Net Assets and Financial Highlights for prior periods has not been restated to reflect this change in presentation.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Income Fund (one of the series constituting MFS Municipal Series Trust) as of March 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Municipal Income Fund as of March 31, 2001, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 9, 2002

-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY OR FORM 1099-DIV, IF APPLICABLE, REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.

FOR FEDERAL INCOME TAX PURPOSES, APPROXIMATELY 100% OF THE TOTAL DIVIDENDS PAID BY THE FUND FROM NET INVESTMENT INCOME DURING THE YEAR ENDED MARCH 31, 2002, IS DESIGNATED AS AN EXEMPT-INTEREST DIVIDEND.

THE FUND HAS THE OPTION TO USE EQUALIZATION, WHICH IS A TAX BASIS DIVIDENDS PAID DEDUCTION FROM EARNINGS AND PROFITS DISTRIBUTED TO SHAREHOLDERS UPON REDEMPTION OF SHARES.
-------------------------------------------------------------------------------

MFS(R) MUNICIPAL INCOME FUND

The following tables present certain information regarding the Trustees and officers of MFS Municipal Series Trust, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

            NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55) Trustee,               ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                    Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman        Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                               Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                   LAWRENCE T. PERERA (born 06/23/ 35) Trustee
Massachusetts Financial Services Company,                 Hemenway & Barnes (attorneys), Partner
President and Director
                                                          WILLIAM J. POORVU (born 04/10/ 35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                   Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief           Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and          Associates Properties, Inc. (real estate
Director                                                  investment trust), Director; The Baupost Fund (a
                                                          mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac            J. DALE SHERRATT (born 09/23/ 38) Trustee
Surgery; Harvard Medical School, Professor of             Insight Resources, Inc. (acquisition planning
Surgery                                                   specialists), President; Wellfleet Investments
                                                          (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)        General Partner (since 1993); Paragon Trade
Trustee                                                   Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding               Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial               nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;            (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                          ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                  Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video           WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                 Private investor; Sundstrand Corporation
                                                          (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                    industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy             (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston,
    Massachusetts 02116.
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

OFFICERS
JEFFREY L. SHAMES (born 06/02/55)                         ROBERT R. FLAHERTY (born 09/18/63)
Trustee, Chairman and President                           Assistant Treasurer
Massachusetts Financial Services Company, Chairman        Massachusetts Financial Services Company, Vice
and Chief Executive Officer                               President (since August 2000); UAM Fund Services,
                                                          Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/ 59) Assistant
Secretary and Assistant Clerk                             ELLEN MOYNIHAN (born 11/13/57)
Massachusetts Financial Services Company, Senior          Assistant Treasurer
Vice President and Associate General Counsel              Massachusetts Financial Services Company, Vice
                                                          President (since September 1996)
STEPHEN E. CAVAN (born 11/06/53)
Secretary and Clerk                                       JAMES O. YOST (born 06/12/60)
Massachusetts Financial Services Company, Senior          Assistant Treasurer
Vice President, General Counsel and Secretary             Massachusetts Financial Services Company, Senior
                                                          Vice President

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.
Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and
Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1,
2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.
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

INVESTMENT ADVISER                                        INVESTOR SERVICE
Massachusetts Financial Services Company                  MFS Service Center, Inc.
500 Boylston Street                                       P.O. Box 2281
Boston, MA 02116-3741                                     Boston, MA 02107-9906

DISTRIBUTOR                                               For general information, call toll free:
MFS Fund Distributors, Inc.                               1-800-225-2606 any business day from 8 a.m. to 8
500 Boylston Street                                       p.m. Eastern time.
Boston, MA 02116-3741
                                                          For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                        individuals, call toll free: 1-800-637-6576 any
Michael L. Dawson+                                        business day from 9 a.m. to 5 p.m. Eastern time.
Geoffrey L. Schechter+                                    (To use this service, your phone must be equipped
                                                          with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                       For share prices, account balances, exchanges or
                                                          stock and bond outlooks, call toll free:
AUDITORS                                                  1-800-MFS-TALK (1-800-637-8255) anytime from a
Deloitte & Touche LLP                                     touch-tone telephone.

INVESTOR INFORMATION                                      WORLD WIDE WEB
For information on MFS mutual funds, call your            www.mfs.com
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+  MFS Investment Management

MFS(R) MUNICIPAL                                             -------------
INCOME FUND                                                    PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors Inc., 500 Boylston Street, Boston, MA 02116.
                                                      MMI-2 5/02 20M 02/202/302